UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2022

NIELSEN HOLDINGS PLC

(Exact name of Registrant as Specified in its Charter)

England and Wales	001-35042	98-1225347
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5th Floor Endeavor House
675 Avenue of the Americas	189 Shaftesbury Avenue
New York, New York 10010	London, WC2H 8JR
(Address of Principal Executive Offices)

+1 (410) 717-7134

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Ordinary shares, par value €0.07 per share	NLSN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

As previously disclosed, on March 28, 2022, Nielsen Holdings plc, a public limited company formed under the laws of England and Wales (“Nielsen”), entered into a Transaction Agreement (the “Transaction Agreement”) by and among Nielsen, Neptune Intermediate Jersey Limited, a private limited company formed under the laws of the Bailiwick of Jersey (“Parent”), and Neptune BidCo US Inc., a corporation formed under the laws of Delaware and a wholly owned subsidiary of Parent (“Purchaser”), pursuant to which the Purchaser will acquire the issued and to be issued ordinary share capital of Nielsen by way of a scheme of arrangement (the “Scheme”) between Nielsen and the Scheme Shareholders (as defined in the Scheme) under Part 26 of the United Kingdom Companies Act 2006, as amended. Parent and Purchaser are newly-formed entities established by a consortium of private investment funds led by Evergreen Coast Corporation, an affiliate of Elliott Investment Management L.P., and Brookfield Business Partners L.P., together with institutional partners (the “Consortium”) for the purpose of acquiring Nielsen (such acquisition of Nielsen by the Consortium in accordance with the provisions of the Scheme and the laws of England and Wales, the “Acquisition”).

On July 8, 2022, Nielsen filed a definitive proxy statement with the Securities and Exchange Commission (the “SEC”) in connection with the Acquisition (the “Proxy Statement”). As previously disclosed in the Proxy Statement, as of July 8, 2022, six lawsuits have been filed in federal and state court by purported Nielsen shareholders against Nielsen and members of the Board (collectively, the “Actions”) relating to the Acquisition. The Actions, in the order by which they were filed, are: O’Dell v. Nielsen Holdings PLC, et al., 1:22-cv-04340 (S.D.N.Y. May 26, 2022); Kuhn v. Nielsen Holdings PLC, et al., 1:22-cv-04352 (S.D.N.Y. May 26, 2022); Gonzalez v. Nielsen Holdings PLC, et al., 1:22-cv-03241 (E.D.N.Y. June 1, 2022); Levy v. Attwood, et al., Index No. 61244/2022 (N.Y. Sup. Ct. June 2, 2022); Hopkins v. Nielsen Holdings PLC, et al., 1:22-cv-03336 (E.D.N.Y. June 6, 2022); and Justice v. Nielsen Holdings PLC, et al., 1:22-cv-03338 (E.D.N.Y. June 6, 2022). The plaintiffs in the Gonzalez, Hopkins, and Justice Actions have since filed notices of voluntary dismissal and have sent demand letters to Nielsen making substantially the same allegations as were included in the complaints.

As of July 29, 2022, eight demand letters in total have been sent to Nielsen in connection with the Acquisition. The demand letters were each sent on behalf of a purported Nielsen shareholder, and each alleges similar deficiencies in the Proxy Statement as those noted in the complaints referenced above.

Nielsen believes that the claims asserted in the Actions and demand letters described above are without merit and that no additional disclosures were or are required under applicable law. However, to moot the unmeritorious disclosure claims, to avoid the risk of the actions described above delaying or adversely affecting the Acquisition and to minimize the costs, risks and uncertainties inherent in litigation, without admitting any liability or wrongdoing, Nielsen has determined to voluntarily make the following supplemental disclosures to the Proxy Statement as described in this Current Report on Form 8-K. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, Nielsen specifically denies all allegations in the Actions described above that any additional disclosure was or is required.

Supplemental Disclosures to the Proxy Statement

The following disclosures in this Current Report on Form 8-K supplement the disclosures contained in the Proxy Statement and should be read in conjunction with the disclosures contained in the Proxy Statement, which in turn should be read in its entirety. All page references are to the Proxy Statement and terms used below, unless otherwise defined, shall have the meanings ascribed to such terms in the Proxy Statement. For clarity, new text added to the Proxy Statement is shown in bold, underlined text, and text deleted from the Proxy Statement is shown in stricken-through text.

The section of the Proxy Statement entitled “The Acquisition—Background of the Acquisition” is hereby amended and supplemented as follows:

The second and third full paragraphs on page 45 of the Proxy Statement are hereby amended and supplemented as follows:

On November 18, 2021, Nielsen entered into a non-disclosure agreement with Elliott, which included a customary standstill provision restricting Elliott from taking certain actions with respect to Nielsen and its securities, but that permitted Elliott to make confidential proposals to the Board, and included customary “fall-away” and “don’t ask, don’t waive” provisions, which are still in effect as of the date of this proxy statement. The standstill provision would automatically fall away upon the earlier to occur of (i) Nielsen’s entry into a definitive agreement with another party to acquire more than 50% of its outstanding voting equity securities or assets representing more than 50% of its consolidated earning power or (ii) the commencement of a tender or exchange offer which, if consummated, would result in the acquisition by any other party of more than 50% of its outstanding voting equity securities, and Nielsen does not recommend that its shareholders reject such tender or exchange offer.

Between November 19 and November 22, 2021, Nielsen entered into non-disclosure agreements with Brookfield and certain other potential members of the Consortium, each of which included a customary standstill provision restricting such member from taking certain actions with respect to Nielsen and its securities, but that permitted such member to make confidential proposals to the Board, as well as customary “fall-away” and “don’t ask, don’t waive” provisions, which are still in effect as of the date of this proxy statement. The standstill provision would automatically fall away upon the earlier to occur of (i) Nielsen’s entry into a definitive agreement with another party to acquire more than 50% of its outstanding voting equity securities or assets representing more than 50% of its consolidated earning power or (ii) the commencement of a tender or exchange offer which, if consummated, would result in the acquisition by any other party of more than 50% of its outstanding voting equity securities, and Nielsen does not recommend that its shareholders reject such tender or exchange offer.

The section of the Proxy Statement entitled “The Acquisition—Opinion of J.P. Morgan Securities LLC” is hereby amended and supplemented as follows:

The second full paragraph on page 62 of the Proxy Statement is hereby amended and supplemented as follows:

Using publicly available information, J.P. Morgan calculated the multiple of firm value to adjusted EBITDA (calculated as earnings before interest, taxes, depreciation and amortization) after stock-based compensation for calendar year 2022 (“FV/CY2022E Adj. EBITDA”) for Nielsen on an unaffected basis as of March 11, 2022, the date prior to news reports regarding the proposed Acquisition, and for each Selected Company as of March 24, 2022, based on published equity research consensus estimates that J.P. Morgan obtained from FactSet Research Systems and company filings. This analysis indicated the following FV/CY2022E Adj. EBITDA multiples:

The Company	FV/CY2022E Adj. EBITDA

Nielsen	8.0x

Selected Companies	FV/CY2022E Adj. EBITDA

Ad Agency Companies

Omnicom Group Inc.	7.9x

WPP plc	6.5x

Publicis Groupe SA	6.5x

The Interpublic Group of Companies, Inc.	8.0x

Dentsu Group Inc.	4.4x

The last full paragraph on page 62 of the Proxy Statement is hereby amended and supplemented as follows:

For each of the selected transactions, J.P. Morgan calculated the firm value implied for the target company in such transaction as a multiple of the estimates for the target company’s adjusted EBITDA (calculated as earnings before interest, taxes, depreciation and amortization) after stock-based compensation based on company filings, proxy statements, information obtained from MergerMarket and CapIQ and public news sources for the 12-month period prior to the announcement of the applicable transaction (“FV/LTM Adj. EBITDA”). The transactions and the FV/LTM Adj. EBITDA multiples considered by J.P. Morgan were as follows:

Month/Year Announced	Target	Acquirer	FV/LTM Adj. EBITDA
December 2012	Arbitron Inc.	Nielsen Holdings N.V.	10.6x
February 2014	Catalina Marketing Corp.	Berkshire Partners LLC	~10.9x
June 2014	Advantage Sales & Marketing LLC	Leonard Green & Partners, L.P. & CVC Capital Partners	13.4x
September 2015	Solera Holdings, Inc.	Vista Equity Partners	15.5x

Month/Year Announced	Target	Acquirer	FV/LTM Adj. EBITDA
April 2016	TiVo Inc.	Rovi Corporation	9.7x
July 2016	Intellectual Property & Science business of Thomson Reuters Corporation	Onex Corporation & Baring Private Equity Asia	12.5x
December 2016	GfK SE	KKR & Co., L.P.	9.0x
December 2016	Neustar Inc.	Golden Gate Capital	6.5x
May 2017	Havas S.A.	Vivendi SE	10.0x
January 2018	Refinitiv – Thomson Reuters’ Financial & Risk business	Blackstone Inc., Canada Pension Plan Investment Board & GIC	11.6x
July 2018	Acxiom Marketing Solutions	The Interpublic Group of Companies, Inc.	13.9x
August 2018	The Dun & Bradstreet Corp.	CC Capital Partners, LLC , Cannae Holdings, Inc., & Thomas H. Lee Partners, L.P.	12.9x
April 2019	Epsilon Data Management, LLC	Publicis Groupe SA	9.1x
July 2019	The Kantar Group Ltd.	Bain Capital	8.2x
November 2020	Nielsen’s Global Connect business	Advent International Corporation	7.3x
February 2021	CoreLogic, Inc.	Stone Point Capital & Insight Partners	13.0x

The section of the Proxy Statement entitled “The Acquisition—Opinion of Allen & Company LLC” is hereby amended and supplemented as follows:

The second sentence of the third full paragraph on page 69 of the Proxy Statement in such section under the subheading “Selected Public Companies Analysis” is hereby amended and supplemented as follows:

Based on these observed multiples and Allen & Company’s professional judgment, Allen & Company then applied a selected range of calendar year 2022 estimated adjusted EBITDA multiples derived from the selected companies of 8.0x to 10.0x to corresponding data of Nielsen.

The second sentence of the second full paragraph on page 70 of the Proxy Statement in such section under the subheading “Selected Precedent Transactions Analysis” is hereby amended and supplemented as follows:

Based on these observed multiples and Allen & Company’s professional judgment, Allen & Company then applied a selected range of latest 12 months adjusted EBITDA multiples derived from the selected transactions of 9.0x to 12.0x to Nielsen’s latest 12 months (as of December 31, 2021) adjusted EBITDA.

The third and fourth sentences of the last full paragraph on page 70 of the Proxy Statement in such section under the subheading “Discounted Cash Flow Analysis” are hereby amended and supplemented as follows:

Allen & Company calculated implied terminal values for Nielsen by applying to Nielsen’s normalized unlevered, after-tax free cash flows for the fiscal year ending December 31, 2025 a ~~selected~~ range of perpetuity growth rates, selected based on Allen & Company’s professional judgment, of 1.5% to 2.5% utilizing the Management Case and 0.5% to 1.5% utilizing the Alternative Case. The present values (as of December 31, 2021) of the cash flows and terminal values were then calculated using a selected range of discount rates of 8.25% to 9.25% derived from a weighted average cost of capital calculation.

The section of the Proxy Statement entitled “The Acquisition—Interests of Nielsen’s Executive Officers and Directors in the Acquisition” is amended and supplemented as follows:

The following paragraph is hereby added before the “The Acquisition—Financing of the Acquisition” section on page 78 of the Proxy Statement:

Other Arrangements

None of Mr. Kenny or the other named executive officers of Nielsen have secured post-closing positions with Nielsen, and none of the Consortium’s proposals or indications of interest sent to Nielsen mentioned post-closing management retention or the purchase of or participation in the equity of Nielsen post-closing. For the avoidance of doubt, while none of Mr. Kenny or the other named executive officers of Nielsen have negotiated any specific arrangements with the Consortium regarding post-Closing employment with Nielsen, the Consortium may implement management incentive arrangements at Closing in which current named executive officers of Nielsen may participate should they continue employment with Nielsen.

Forward-Looking Statements

This communication includes information that could constitute forward-looking statements made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995. These statements include those set forth above relating to the proposed transaction as well as those that may be identified by words such as “will,” “intend,” “expect,” “anticipate,” “should,” “could” and similar expressions. These statements are subject to risks and uncertainties, and actual results and events could differ materially from what presently is expected, including regarding the proposed transaction and Nielsen ONE. Factors leading thereto may include, without limitation, the risks related to Ukraine conflict or the COVID-19 pandemic on the global economy and financial markets, the uncertainties relating to the impact of the Ukraine conflict or the COVID-19 pandemic on Nielsen’s business, the failure of Nielsen’s new business strategy in accomplishing Nielsen’s objectives, economic or other conditions in the markets Nielsen is engaged in, impacts of actions and behaviors of customers, suppliers and competitors, technological developments, as well as legal and regulatory rules and processes affecting Nielsen’s business, the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed transaction that could reduce anticipated benefits or cause the parties to abandon the proposed transaction, the occurrence of any event, change or other circumstances that could give rise to the termination of the transaction agreement entered into pursuant to the proposed transaction (the “Agreement”), the possibility that Nielsen shareholders may not approve the proposed transaction, the risk that the parties to the Agreement may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all, risks related to disruption of management time from ongoing business operations due to the proposed transaction, the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of Nielsen’s ordinary shares, the risk of any unexpected costs or expenses resulting from the proposed transaction, the risk of any litigation relating to the proposed transaction, the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Nielsen to retain customers and retain and hire key personnel and maintain relationships with customers, suppliers, employees, shareholders and other business relationships and on its operating results and business generally, the risk the pending proposed transaction could distract management of Nielsen, and other specific risk factors that are outlined in Nielsen’s disclosure filings and materials, which you can find on http://www.nielsen.com/investors, such as its 10-K, 10-Q and 8-K reports that have been filed with the Securities and Exchange Commission. Please consult these documents for a more complete understanding of these risks and uncertainties. This list of factors is not intended to be exhaustive. Such forward-looking statements only speak as of the date of these materials, and Nielsen assumes no obligation to update any written or oral forward-looking statement made by Nielsen or on its behalf as a result of new information, future events or other factors, except as required by law.

Additional Information and Where to Find It

This communication relates to the proposed transaction involving Nielsen. In connection with the proposed transaction, Nielsen will file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including Nielsen’s definitive proxy statement on Schedule 14A filed on July 8, 2022 (the “Proxy Statement”). This communication is not a substitute for the Proxy Statement or for any other document that Nielsen may file with the SEC and send to its shareholders in connection with the proposed transaction. The proposed transaction will be submitted to Nielsen’s shareholders for their consideration. Before making any voting decision, Nielsen’s shareholders are urged to read all relevant documents filed or to be filed with the SEC, including the Proxy Statement, as well as any amendments or supplements to those documents, when they become available because they will contain important information about the proposed transaction.

Nielsen’s shareholders are able to obtain a free copy of the Proxy Statement, as well as other filings containing information about Nielsen, without charge, at the SEC’s website (www.sec.gov). Copies of the Proxy Statement and the filings with the SEC that will be incorporated by reference therein can also be obtained, without charge, by directing a request to Nielsen Holdings plc, 675 6th Avenue New York, NY 10010, Attention: Investor Relations; telephone (410) 717-7134, or from Nielsen’s website www.nielsen.com.

Participants in the Solicitation

Nielsen and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Nielsen’s directors and executive officers is available in Nielsen’s definitive proxy statement for its 2022 Annual General Meeting, which was filed with the SEC on April 5, 2022. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the Proxy Statement and other relevant materials to be filed with the SEC in connection with the proposed transaction when they become available. Free copies of the Proxy Statement and such other materials may be obtained as described in the preceding paragraph.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 29, 2022	NIELSEN HOLDINGS PLC

	By:	/s/ Jennifer Meschewski
Jennifer Meschewski Secretary